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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (Date of earliest event reported):      OCTOBER 30, 1998



                        KANEB PIPE LINE PARTNERS, L.P.
              (Exact name of registrant as specified in charter)



       DELAWARE                      001-10311                  75-2287571
(State of Organization)        (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



     2435 NORTH CENTRAL EXPRESSWAY
           RICHARDSON, TEXAS                                      75080
(Address of Principal Executive Offices)                        (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 699-4000

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant is a Delaware limited partnership of which a wholly owned subsidiary of Kaneb Services, Inc., a Delaware corporation ("KSI"), is the general partner. The Registrant's Current Report on Form 8-K dated October 30, 1998 (the "Initial 8-K"), is amended to add the following additional information.

     By letter dated November 30, 1998, KPMG Peat Marwick LLP ("KPMG Peat Marwick") accepted the engagement to audit the consolidated financial statements of the Registrant and of KSI for the year ending December 31, 1998.

     Subsequent to the filing of the Initial 8-K, KSI had discussions with the Staff of the Securities and Exchange Commission regarding the accounting issue discussed in the Initial 8-K. After discussions with members of the Staff, KSI has determined that the most appropriate accounting method is to defer any adjustment of the differential in the carrying value of its units of limited partnership interests in the Registrant until such time that such investment is disposed of by KSI. The resolution of the issue had no material effect on the consolidated financial statements of KSI or the Registrant.


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KANEB PIPE LINE PARTNERS, L.P., by
                                     Kaneb Pipe Line Company, as General Partner


                                     By:            MICHAEL R. BAKKE
                                         Michael R. Bakke, Assistant Controller